Exhibit 99.2O

Johnson & Johnson and Subsidiaries
Condensed Consolidated Statement of Earnings

(Unaudited; in Millions Except Per Share Figures)	FOURTH QUARTER

	2018		2017*		Percent
		Percent		Percent	Increase
	Amount	to Sales	Amount	to Sales	(Decrease)
Sales to customers	$20,394	100.0	$20,195	100.0	1.0
Cost of products sold	6,961	34.1	7,259	36.0	(4.1)
Gross Profit	13,433	65.9	12,936	64.0	3.8
Selling, marketing and administrative expenses	5,991	29.4	6,045	29.9	(0.9)
Research and development expense	3,224	15.8	3,643	18.1	(11.5)
In-process research and development	—	—	408	2.0
Interest (income) expense, net	54	0.3	189	0.9
Other (income) expense, net	978	4.8	(53)	(0.3)
Restructuring	64	0.3	144	0.7
Earnings before provision for taxes on income	3,122	15.3	2,560	12.7	22.0
Provision for taxes on income	80	0.4	13,273	65.7	N/M
Net earnings/(Loss)	$3,042	14.9	$(10,713)	(53.0)	N/M

Net earnings/(Loss) per share (Diluted/Basic)**	$1.12		$(3.99)		N/M

Average shares outstanding (Diluted/Basic)**	2,724.0		2,684.9

Effective tax rate	2.6%		518.5%

Adjusted earnings before provision for taxes and net earnings (1) (A)
Earnings before provision for taxes on income	$6,046	29.6	$5,251	26.0	15.1
Net earnings	$5,372	26.3	$4,777	23.7	12.5
Net earnings per share (Diluted)	$1.97		$1.74		13.2
Average shares outstanding (Diluted)***	2,724.0		2,740.7
Effective tax rate	11.1%		9.0%

* 2017 Statement of Earnings line items have been restated to reflect impact of ASU 2017-07
** In 2017 basic shares are used to calculate loss per share as use of diluted shares when in a loss position would be anti-dilutive
*** In 2017 difference of 55.8 shares due to anti-dilutive impact on net loss position

(1) See Reconciliation of Non-GAAP Financial Measures.

(A) NON-GAAP FINANCIAL MEASURES "Adjusted earnings before provision for taxes on income," "adjusted net earnings," "adjusted net earnings per share (diluted)," and "adjusted effective tax rate" are non-GAAP financial measures and should not be considered replacements for GAAP results. The Company provides earnings before provision for taxes on income, net earnings, net earnings per share (diluted), and effective tax rate on an adjusted basis because management believes that these measures provide useful information to investors. Among other things, these measures may assist investors in evaluating the Company's results of operations period over period. In various periods, these measures may exclude such items as intangible asset amortization expense, significant costs associated with acquisitions, restructuring, litigation, and changes in applicable laws and regulations (including significant accounting or tax matters). Special items may be highly variable, difficult to predict, and of a size that sometimes has substantial impact on the Company's reported results of operations for a period. Management uses these measures internally for planning, forecasting and evaluating the performances of the Company's businesses, including allocating resources and evaluating results relative to employee performance compensation targets. Unlike earnings before provision for taxes on income, net earnings, net earnings per share (diluted), and effective tax rate prepared in accordance with GAAP, adjusted earnings before provision for taxes on income, adjusted net earnings, adjusted net earnings per share (diluted), and adjusted effective tax rate may not be comparable with the calculation of similar measures for other companies. The limitations of using these non-GAAP financial measures as performance measures are that they provide a view of the Company's results of operations without including all events during a period, such as intangible asset amortization expense, the effects of an acquisition, restructuring, litigation, and changes in applicable laws and regulations (including significant accounting or tax matters) and do not provide a comparable view of the Company's performance to other companies in the health care industry. Investors should consider non-GAAP financial measures in addition to, and not as replacements for, or superior to, measures of financial performance prepared in accordance with GAAP.

N/M = Not Meaningful

Johnson & Johnson and Subsidiaries
Condensed Consolidated Statement of Earnings

(Unaudited; in Millions Except Per Share Figures)	TWELVE MONTHS

	2018		2017*		Percent
		Percent		Percent	Increase
	Amount	to Sales	Amount	to Sales	(Decrease)
Sales to customers	$81,581	100.0	$76,450	100.0	6.7
Cost of products sold	27,091	33.2	25,439	33.3	6.5
Gross Profit	54,490	66.8	51,011	66.7	6.8
Selling, marketing and administrative expenses	22,540	27.6	21,520	28.1	4.7
Research and development expense	10,775	13.2	10,594	13.9	1.7
In-process research and development	1,126	1.4	408	0.6
Interest (income) expense, net	394	0.5	549	0.7
Other (income) expense, net	1,405	1.7	(42)	(0.1)
Restructuring	251	0.3	309	0.4
Earnings before provision for taxes on income	17,999	22.1	17,673	23.1	1.8
Provision for taxes on income	2,702	3.3	16,373	21.4	N/M
Net earnings	$15,297	18.8	$1,300	1.7	N/M

Net earnings per share (Diluted)	$5.61		$0.47		N/M

Average shares outstanding (Diluted)	2,728.7		2,745.3

Effective tax rate	15.0%		92.6%

Adjusted earnings before provision for taxes and net earnings (1) (A)
Earnings before provision for taxes on income	$26,698	32.7	$24,212	31.7	10.3
Net earnings	$22,315	27.4	$20,040	26.2	11.4
Net earnings per share (Diluted)	$8.18		$7.30		12.1
Effective tax rate	16.4%		17.2%

* 2017 Statement of Earnings line items have been restated to reflect impact of ASU 2017-07

(1) See Reconciliation of Non-GAAP Financial Measures.

(A) NON-GAAP FINANCIAL MEASURES "Adjusted earnings before provision for taxes on income," "adjusted net earnings," "adjusted net earnings per share (diluted)," and "adjusted effective tax rate" are non-GAAP financial measures and should not be considered replacements for GAAP results. The Company provides earnings before provision for taxes on income, net earnings, net earnings per share (diluted), and effective tax rate on an adjusted basis because management believes that these measures provide useful information to investors. Among other things, these measures may assist investors in evaluating the Company's results of operations period over period. In various periods, these measures may exclude such items as intangible asset amortization expense, significant costs associated with acquisitions, restructuring, litigation, and changes in applicable laws and regulations (including significant accounting or tax matters). Special items may be highly variable, difficult to predict, and of a size that sometimes has substantial impact on the Company's reported results of operations for a period. Management uses these measures internally for planning, forecasting and evaluating the performances of the Company's businesses, including allocating resources and evaluating results relative to employee performance compensation targets. Unlike earnings before provision for taxes on income, net earnings, net earnings per share (diluted), and effective tax rate prepared in accordance with GAAP, adjusted earnings before provision for taxes on income, adjusted net earnings, adjusted net earnings per share (diluted), and adjusted effective tax rate may not be comparable with the calculation of similar measures for other companies. The limitations of using these non-GAAP financial measures as performance measures are that they provide a view of the Company's results of operations without including all events during a period, such as intangible asset amortization expense, the effects of an acquisition, restructuring, litigation, and changes in applicable laws and regulations (including significant accounting or tax matters) and do not provide a comparable view of the Company's performance to other companies in the health care industry. Investors should consider non-GAAP financial measures in addition to, and not as replacements for, or superior to, measures of financial performance prepared in accordance with GAAP.

N/M = Not Meaningful

Johnson & Johnson and Subsidiaries
Supplementary Sales Data

(Unaudited; Dollars in Millions)	FOURTH QUARTER
			Percent Change
	2018	2017	Total	Operations	Currency
Sales to customers by
segment of business

Consumer
U.S.	$ 1,479	1,379	7.3%	7.3	—
International	2,057	2,161	(4.8)	0.8	(5.6)
	3,536	3,540	(0.1)	3.3	(3.4)

Pharmaceutical
U.S.	5,936	5,776	2.8	2.8	—
International	4,254	3,905	8.9	13.7	(4.8)
	10,190	9,681	5.3	7.2	(1.9)

Medical Devices
U.S.	3,214	3,314	(3.0)	(3.0)	—
International	3,454	3,660	(5.6)	(1.4)	(4.2)
	6,668	6,974	(4.4)	(2.2)	(2.2)

U.S.	10,629	10,469	1.5	1.5	—
International	9,765	9,726	0.4	5.1	(4.7)
Worldwide	$ 20,394	20,195	1.0%	3.3	(2.3)

Johnson & Johnson and Subsidiaries
Supplementary Sales Data

(Unaudited; Dollars in Millions)	TWELVE MONTHS
			Percent Change
	2018	2017	Total	Operations	Currency
Sales to customers by
segment of business

Consumer
U.S.	$ 5,761	5,565	3.5%	3.5	—
International	8,092	8,037	0.7	1.4	(0.7)
	13,853	13,602	1.8	2.2	(0.4)

Pharmaceutical
U.S.	23,286	21,474	8.4	8.4	—
International	17,448	14,782	18.0	16.5	1.5
	40,734	36,256	12.4	11.8	0.6

Medical Devices
U.S.	12,837	12,824	0.1	0.1	—
International	14,157	13,768	2.8	1.9	0.9
	26,994	26,592	1.5	1.1	0.4

U.S.	41,884	39,863	5.1	5.1	—
International	39,697	36,587	8.5	7.7	0.8
Worldwide	$ 81,581	76,450	6.7%	6.3	0.4

Johnson & Johnson and Subsidiaries
Supplementary Sales Data

(Unaudited; Dollars in Millions)	FOURTH QUARTER
			Percent Change
	2018	2017	Total	Operations	Currency
Sales to customers by
geographic area

U.S.	$ 10,629	10,469	1.5%	1.5	—

Europe	4,730	4,728	0.0	3.9	(3.9)
Western Hemisphere excluding U.S.	1,456	1,519	(4.1)	7.7	(11.8)
Asia-Pacific, Africa	3,579	3,479	2.9	5.8	(2.9)
International	9,765	9,726	0.4	5.1	(4.7)

Worldwide	$ 20,394	20,195	1.0%	3.3	(2.3)

Johnson & Johnson and Subsidiaries
Supplementary Sales Data

(Unaudited; Dollars in Millions)	TWELVE MONTHS
			Percent Change
	2018	2017	Total	Operations	Currency
Sales to customers by
geographic area

U.S.	$ 41,884	39,863	5.1%	5.1	—

Europe	18,753	17,126	9.5	6.2	3.3
Western Hemisphere excluding U.S.	6,113	6,041	1.2	8.2	(7.0)
Asia-Pacific, Africa	14,831	13,420	10.5	9.4	1.1
International	39,697	36,587	8.5	7.7	0.8

Worldwide	$ 81,581	76,450	6.7%	6.3	0.4

Johnson & Johnson and Subsidiaries
Reconciliation of Non-GAAP Financial Measures

	Fourth Quarter		% Incr. /
(Dollars in Millions Except Per Share Data)	2018	2017	(Decr.)

Earnings before provision for taxes on income - as reported	$3,122	2,560	22.0%
Intangible asset amortization expense	1,073	1,077
Litigation expense, net	1,288	645
Actelion acquisition related cost	43	217
Restructuring/Other (1)	227	284
In-process research and development	—	408
Diabetes asset impairment	—	35
AMO acquisition related cost	27	25
Contingent liability reversal	—	—
Unrealized loss/(gain) on securities	182	—
Impact of tax legislation	72	—
Other	12	—
Earnings before provision for taxes on income - as adjusted	$ 6,046	5,251	15.1%

Net Earnings/(Loss) - as reported	3,042	(10,713)	N/M %
Intangible asset amortization expense	957	926
Litigation expense, net	1,113	506
Actelion acquisition related cost	39	313
Restructuring/Other	190	237
In-process research and development	—	266
Diabetes asset impairment	—	(116)
AMO acquisition related cost	21	(198)
Contingent liability reversal	—	—
Unrealized loss/(gain) on securities	143	—
Impact of tax legislation (2)	(137)	13,556
Other	4	—
Net Earnings - as adjusted	$ 5,372	4,777	12.5%

Operational Increase			15.4%
Currency Increase/(Decrease)			(2.9)%

Diluted Net Earnings/(Loss) per share - as reported	1.12	(3.99)	N/M %
Dilutive impact of shares excluded due to net loss position	—	0.08
Intangible asset amortization expense	0.35	0.34
Litigation expense, net	0.41	0.19
Actelion acquisition related cost	0.01	0.11
Restructuring/Other	0.07	0.08
In-process research and development	—	0.10
Diabetes asset impairment	—	(0.04)
AMO acquisition related cost	0.01	(0.07)
Contingent liability reversal	—	—
Unrealized loss/(gain) on securities	0.05	—
Impact of tax legislation	(0.05)	4.94
Other	—	—
Diluted Net Earnings per share - as adjusted	$ 1.97	1.74	13.2%

Operational Diluted Net Earnings per share - as adjusted at 2016 foreign currency exchange rates		1.67

Impact of currency at 2017 foreign currency exchange rates	0.05	0.07

Operational Diluted Net Earnings per share - as adjusted at 2017 foreign currency exchange rates	$ 2.02	1.74	16.1%

(1) Includes $32M recorded in cost of products sold and $131M recorded in other (income) expense for the fourth quarter 2018, and $42M recorded in cost of products sold and $98M recorded in other (income) expense for the fourth quarter 2017.

(2) Includes foreign currency translation

N/M = Not Meaningful

Johnson & Johnson and Subsidiaries
Reconciliation of Non-GAAP Financial Measures

	Twelve Months		% Incr. /
(Dollars in Millions Except Per Share Data)	2018	2017	(Decr.)

Earnings before provision for taxes on income - as reported	$17,999	17,673	1.8%
Intangible asset amortization expense	4,357	2,963
Litigation expense, net	1,991	1,256
Actelion acquisition related cost	243	797
Restructuring/Other (1)	700	760
In-process research and development	1,126	408
Diabetes asset impairment	4	215
AMO acquisition related cost	109	140
Contingent liability reversal	(184)	—
Unrealized loss/(gain) on securities	179	—
Impact of tax legislation	72	—
Other	102	—
Earnings before provision for taxes on income - as adjusted	$ 26,698	24,212	10.3%

Net Earnings/(Loss) - as reported	15,297	1,300	N/M %
Intangible asset amortization expense	3,888	2,481
Litigation expense, net	1,722	955
Actelion acquisition related cost	232	767
Restructuring/Other	585	595
In-process research and development	859	266
Diabetes asset impairment	3	4
AMO acquisition related cost	89	116
Contingent liability reversal	(184)	—
Unrealized loss/(gain) on securities	141	—
Impact of tax legislation (2)	(390)	13,556
Other	73	—
Net Earnings - as adjusted	$ 22,315	20,040	11.4%

Operational Increase			9.8%
Currency Increase/(Decrease)			1.6%

Diluted Net Earnings/(Loss) per share - as reported	5.61	0.47	N/M %
Dilutive impact of shares excluded due to net loss position	—	—
Intangible asset amortization expense	1.42	0.90
Litigation expense, net	0.63	0.35
Actelion acquisition related cost	0.09	0.28
Restructuring/Other	0.21	0.22
In-process research and development	0.32	0.10
Diabetes asset impairment	—	—
AMO acquisition related cost	0.03	0.04
Contingent liability reversal	(0.07)	—
Unrealized loss/(gain) on securities	0.05	—
Impact of tax legislation	(0.14)	4.94
Other	0.03	—
Diluted Net Earnings per share - as adjusted	$ 8.18	7.30	12.1%

Operational Diluted Net Earnings per share - as adjusted at 2016 foreign currency exchange rates		7.24

Impact of currency at 2017 foreign currency exchange rates	(0.12)	0.06

Operational Diluted Net Earnings per share - as adjusted at 2017 foreign currency exchange rates	$ 8.06	7.30	10.4%

(1) Includes $105M recorded in cost of products sold and $344M recorded in other (income) expense for twelve months YTD 2018, and $88M recorded in cost of products sold and $363M recorded in other (income) expense for twelve months YTD 2017.

(2) Includes foreign currency translation

N/M = Not Meaningful

Johnson & Johnson and Subsidiaries
Reconciliation of Non-GAAP Financial Measure

Operational Sales Growth Excluding Acquisitions and Divestitures (A)
FOURTH QUARTER 2018 ACTUAL vs. 2017 ACTUAL

Segments
	Consumer	Pharmaceutical	Medical Devices	Total
	Operational % (1)

WW As Reported:	3.3%	7.2%	(2.2)%	3.3%
U.S.	7.3%	2.8%	(3.0)%	1.5%
International	0.8%	13.7%	(1.4)%	5.1%

Wound Care / Other
Compeed	0.7			0.1
U.S.	0.0			0.0
International	1.2			0.3

Beauty
Nizoral	0.6			0.1
U.S.	0.4			0.0
International	0.8			0.2

OTC
Zarbees	(0.8)			(0.1)
U.S.	(2.2)			(0.2)
International	0.0			0.0

Diabetes Care
LifeScan			5.3	1.9
U.S.			3.7	1.2
International			6.8	2.7

All Other Acquisitions and Divestitures	0.0	0.0	0.2	0.0
U.S.	0.0	0.0	0.3	0.1
International	0.0	0.0	0.0	0.0

WW Ops excluding Acquisitions and Divestitures	3.8%	7.2%	3.3%	5.3%
U.S.	5.5%	2.8%	1.0%	2.6%
International	2.8%	13.7%	5.4%	8.3%

(1) Operational growth excludes the effect of translational currency

(A) NON-GAAP FINANCIAL MEASURE “Operational sales growth excluding the net impact of acquisitions and divestitures" is a non-GAAP financial measure. Investors should consider non-GAAP financial measures in addition to, and not as replacements for, or superior to, measures of financial performance prepared in accordance with GAAP. Due to the variable nature of acquisitions and divestitures, and the impact they may have on the analysis of underlying business performance and trends, management believes that providing this measure enhances an investor’s understanding of the Company’s performance and may assist in the evaluation of ongoing business operations period over period. This non-GAAP financial measure is presented to permit investors to more fully understand how management assesses the performance of the Company, including for internal evaluation of the performance of the Company's businesses and planning and forecasting for future periods. The use of this non-GAAP financial measure as a performance measure is limited in that it provides a view of the Company's results of operations without including all events during a period and may not provide a comparable view of the Company's performance to that of other companies in the health care industry.

Johnson & Johnson and Subsidiaries
Reconciliation of Non-GAAP Financial Measure

Operational Sales Growth Excluding Acquisitions and Divestitures (A)
TWELVE MONTHS 2018 ACTUAL vs. 2017 ACTUAL

Segments
	Consumer	Pharmaceutical	Medical Devices	Total
	Operational % (1)

WW As Reported:	2.2%	11.8%	1.1%	6.3%
U.S.	3.5%	8.4%	0.1%	5.1%
International	1.4%	16.5%	1.9%	7.7%

Pulmonary Hypertension
Actelion		(3.2)		(1.5)
U.S.		(3.4)		(1.8)
International		(2.8)		(1.1)

Cardiovascular / Metabolism / Other
Actelion		(0.2)		(0.1)
U.S.		(0.1)		(0.1)
International		(0.2)		(0.1)

Spine & Other
Codman Neuroscience			0.7	0.3
U.S.			0.5	0.2
International			1.1	0.4

Wound Care / Other
Compeed	0.9			0.2
U.S.	0.0			0.0
International	1.4			0.4

Vision
Vision Surgical & Eye Health Business			(0.7)	(0.3)
U.S.			(0.7)	(0.2)
International			(0.8)	(0.3)

Beauty
Nizoral	0.3			0.1
U.S.	0.2			0.0
International	0.4			0.1

OTC
Zarbees	(0.3)			0.0
U.S.	(0.6)			(0.1)
International	0.0			0.0

Diabetes Care
LifeScan			1.4	0.5
U.S.			0.9	0.3
International			1.8	0.7

All Other Acquisitions and Divestitures	0.1	0.0	0.1	0.0
U.S.	0.0	0.0	0.2	0.0
International	0.1	0.0	0.0	0.0

WW Ops excluding Acquisitions and Divestitures	3.2%	8.4%	2.6%	5.5%
U.S.	3.1%	4.9%	1.0%	3.4%
International	3.3%	13.5%	4.0%	7.8%

(1) Operational growth excludes the effect of translational currency

(A) NON-GAAP FINANCIAL MEASURE “Operational sales growth excluding the net impact of acquisitions and divestitures" is a non-GAAP financial measure. Investors should consider non-GAAP financial measures in addition to, and not as replacements for, or superior to, measures of financial performance prepared in accordance with GAAP. Due to the variable nature of acquisitions and divestitures, and the impact they may have on the analysis of underlying business performance and trends, management believes that providing this measure enhances an investor’s understanding of the Company’s performance and may assist in the evaluation of ongoing business operations period over period. This non-GAAP financial measure is presented to permit investors to more fully understand how management assesses the performance of the Company, including for internal evaluation of the performance of the Company's businesses and planning and forecasting for future periods. The use of this non-GAAP financial measure as a performance measure is limited in that it provides a view of the Company's results of operations without including all events during a period and may not provide a comparable view of the Company's performance to that of other companies in the health care industry.

Johnson & Johnson
Segment Sales
(Dollars in Millions)
	FOURTH QUARTER
			% Change
	2018	2017	Reported	Operational (1)	Currency
CONSUMER SEGMENT (2)

BABY CARE
US	$116	123	(5.7)%	(5.7)%	—%
Intl	357	367	(2.7)	4.8	(7.5)
WW	473	490	(3.5)	2.1	(5.6)

BEAUTY
US	612	596	2.7	2.7	—
Intl	499	514	(2.9)	2.4	(5.3)
WW	1,111	1,110	0.1	2.5	(2.4)

ORAL CARE
US	165	156	5.8	5.8	—
Intl	234	237	(1.3)	3.5	(4.8)
WW	399	393	1.5	4.4	(2.9)

OTC
US	491	406	20.9	20.9	—
Intl	657	699	(6.0)	(2.0)	(4.0)
WW	1,148	1,105	3.9	6.4	(2.5)

WOMEN'S HEALTH
US	3	3	0.0	0.0	—
Intl	254	259	(1.9)	7.9	(9.8)
WW	257	262	(1.9)	7.8	(9.7)

WOUND CARE / OTHER
US	92	95	(3.2)	(3.2)	—
Intl	56	85	(34.1)	(31.2)	(2.9)
WW	148	180	(17.8)	(16.4)	(1.4)

TOTAL CONSUMER
US	1,479	1,379	7.3	7.3	—
Intl	2,057	2,161	(4.8)	0.8	(5.6)
WW	$3,536	3,540	(0.1)%	3.3%	(3.4)%

See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)

	FOURTH QUARTER
			% Change
	2018	2017	Reported	Operational (1)	Currency
PHARMACEUTICAL SEGMENT (2) (5)

IMMUNOLOGY
US	$2,356	2,227	5.8%	5.8%	—%
Intl	986	859	14.8	19.8	(5.0)
WW	3,342	3,086	8.3	9.7	(1.4)
REMICADE
US	843	1,073	(21.4)	(21.4)	—
US Exports (3)	90	115	(21.7)	(21.7)	—
Intl	305	278	9.7	15.4	(5.7)
WW	1,238	1,466	(15.6)	(14.5)	(1.1)
SIMPONI / SIMPONI ARIA
US	272	253	7.5	7.5	—
Intl	210	237	(11.4)	(6.3)	(5.1)
WW	482	490	(1.6)	0.9	(2.5)
STELARA
US	1,009	740	36.4	36.4	—
Intl	435	341	27.6	32.0	(4.4)
WW	1,444	1,081	33.6	35.0	(1.4)
TREMFYA
US	142	46	*	*	—
Intl	33	1	*	*	*
WW	175	47	*	*	*
OTHER IMMUNOLOGY (5)
US	—	—	—	—	—
Intl	3	2	50.0	53.1	(3.1)
WW	3	2	50.0	53.1	(3.1)

INFECTIOUS DISEASES
US	372	338	10.1	10.1	—
Intl	430	462	(6.9)	(2.4)	(4.5)
WW	802	800	0.3	2.9	(2.6)
EDURANT / rilpivirine
US	16	14	14.3	14.3	—
Intl	177	178	(0.6)	3.0	(3.6)
WW	193	192	0.5	3.9	(3.4)
PREZISTA / PREZCOBIX / REZOLSTA / SYMTUZA
US	322	285	13.0	13.0	—
Intl	173	185	(6.5)	(2.3)	(4.2)
WW	495	470	5.3	7.0	(1.7)
OTHER INFECTIOUS DISEASES
US	34	39	(12.8)	(12.8)	—
Intl	80	99	(19.2)	(12.7)	(6.5)
WW	114	138	(17.4)	(12.8)	(4.6)

See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)

	FOURTH QUARTER
			% Change
	2018	2017	Reported	Operational (1)	Currency
PHARMACEUTICAL SEGMENT (2) (5) (Continued)

NEUROSCIENCE
US	$660	699	(5.6)%	(5.6)%	—%
Intl	840	825	1.8	6.3	(4.5)
WW	1,500	1,524	(1.6)	0.8	(2.4)
CONCERTA / methylphenidate
US	38	100	(62.0)	(62.0)	—
Intl	112	103	8.7	13.2	(4.5)
WW	150	203	(26.1)	(23.8)	(2.3)
INVEGA SUSTENNA / XEPLION / INVEGA
TRINZA / TREVICTA
US	485	436	11.2	11.2	—
Intl	278	257	8.2	12.6	(4.4)
WW	763	693	10.1	11.7	(1.6)
RISPERDAL CONSTA
US	77	87	(11.5)	(11.5)	—
Intl	101	110	(8.2)	(3.6)	(4.6)
WW	178	197	(9.6)	(7.1)	(2.5)
OTHER NEUROSCIENCE
US	60	76	(21.1)	(21.1)	—
Intl	349	355	(1.7)	2.8	(4.5)
WW	409	431	(5.1)	(1.4)	(3.7)

ONCOLOGY
US	1,063	891	19.3	19.3	—
Intl	1,426	1,148	24.2	29.2	(5.0)
WW	2,489	2,039	22.1	24.9	(2.8)
DARZALEX
US	323	241	34.0	34.0	—
Intl	261	130	*	*	*
WW	584	371	57.4	59.6	(2.2)
IMBRUVICA
US	318	219	45.2	45.2	—
Intl	385	303	27.1	34.1	(7.0)
WW	703	522	34.7	38.8	(4.1)
VELCADE
US	—	—	—	—	—
Intl	252	271	(7.0)	(3.1)	(3.9)
WW	252	271	(7.0)	(3.1)	(3.9)
ZYTIGA / abiraterone acetate
US	351	402	(12.7)	(12.7)	—
Intl	435	353	23.2	27.1	(3.9)
WW	786	755	4.1	5.9	(1.8)
OTHER ONCOLOGY
US	71	29	*	*	—
Intl	93	91	2.2	7.0	(4.8)
WW	164	120	36.7	40.3	(3.6)
See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)
	FOURTH QUARTER
			% Change
	2018	2017	Reported	Operational (1)	Currency
PHARMACEUTICAL SEGMENT (2) (5) (Continued)

PULMONARY HYPERTENSION (4)
US	$436	365	19.5%	19.5%	—
Intl	231	245	(5.7)	(1.7)	(4.0)
WW	667	610	9.3	10.9	(1.6)
OPSUMIT
US	189	146	29.5	29.5	—
Intl	134	123	8.9	13.8	(4.9)
WW	323	269	20.1	22.3	(2.2)
TRACLEER
US	60	76	(21.1)	(21.1)	—
Intl	64	91	(29.7)	(27.2)	(2.5)
WW	124	167	(25.7)	(24.4)	(1.3)
UPTRAVI
US	165	117	41.0	41.0	—
Intl	16	13	23.1	27.3	(4.2)
WW	181	130	39.2	39.6	(0.4)
OTHER
US	22	26	(15.4)	(15.4)	—
Intl	17	18	(5.6)	0.7	(6.3)
WW	39	44	(11.4)	(8.9)	(2.5)

See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)
	FOURTH QUARTER
			% Change
	2018	2017	Reported	Operational (1)	Currency
PHARMACEUTICAL SEGMENT (2) (5) (Continued)

CARDIOVASCULAR / METABOLISM / OTHER
US	$1,049	1,256	(16.5)%	(16.5)%	—%
Intl	341	366	(6.8)	(1.5)	(5.3)
WW	1,390	1,622	(14.3)	(13.1)	(1.2)
XARELTO
US	608	710	(14.4)	(14.4)	—
Intl	—	—	—	—	—
WW	608	710	(14.4)	(14.4)	—
INVOKANA / INVOKAMET
US	188	221	(14.9)	(14.9)	—
Intl	40	46	(13.0)	(7.9)	(5.1)
WW	228	267	(14.6)	(13.7)	(0.9)
PROCRIT / EPREX
US	151	164	(7.9)	(7.9)	—
Intl	70	68	2.9	6.7	(3.8)
WW	221	232	(4.7)	(3.6)	(1.1)
OTHER
US	102	161	(36.6)	(36.6)	—
Intl	231	252	(8.3)	(2.5)	(5.8)
WW	333	413	(19.4)	(15.9)	(3.5)

TOTAL PHARMACEUTICAL
US	5,936	5,776	2.8	2.8	—
Intl	4,254	3,905	8.9	13.7	(4.8)
WW	$10,190	9,681	5.3%	7.2%	(1.9)%

See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)

	FOURTH QUARTER
			% Change
	2018	2017	Reported	Operational (1)	Currency
MEDICAL DEVICES SEGMENT (2) (5)

DIABETES CARE (6)
US	$—	130	*	*	—%
Intl	—	260	*	*	*
WW	—	390	*	*	*

INTERVENTIONAL SOLUTIONS
US	336	305	10.2	10.2	—
Intl	350	316	10.8	14.2	(3.4)
WW	686	621	10.5	12.2	(1.7)

ORTHOPAEDICS
US	1,358	1,370	(0.9)	(0.9)	—
Intl	904	916	(1.3)	2.4	(3.7)
WW	2,262	2,286	(1.0)	0.5	(1.5)

HIPS
US	220	215	2.3	2.3	—
Intl	145	149	(2.7)	1.4	(4.1)
WW	365	364	0.3	2.0	(1.7)

KNEES
US	239	246	(2.8)	(2.8)	—
Intl	153	151	1.3	5.2	(3.9)
WW	392	397	(1.3)	0.2	(1.5)

TRAUMA
US	403	397	1.5	1.5	—
Intl	271	272	(0.4)	3.4	(3.8)
WW	674	669	0.7	2.2	(1.5)

SPINE & OTHER
US	496	512	(3.1)	(3.1)	—
Intl	335	344	(2.6)	0.9	(3.5)
WW	831	856	(2.9)	(1.5)	(1.4)

See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)

	FOURTH QUARTER
			% Change
	2018	2017	Reported	Operational (1)	Currency
MEDICAL DEVICES SEGMENT (2) (5) (Continued)

SURGERY
US	$1,094	1,076	1.7%	1.7%	—%
Intl	1,493	1,482	0.7	5.4	(4.7)
WW	2,587	2,558	1.1	3.8	(2.7)

ADVANCED
US	441	430	2.6	2.6	—
Intl	614	593	3.5	8.0	(4.5)
WW	1,055	1,023	3.1	5.7	(2.6)

GENERAL
US	469	452	3.8	3.8	—
Intl	712	718	(0.8)	3.9	(4.7)
WW	1,181	1,170	0.9	3.8	(2.9)

SPECIALTY
US	184	194	(5.2)	(5.2)	—
Intl	167	171	(2.3)	2.7	(5.0)
WW	351	365	(3.8)	(1.4)	(2.4)

VISION
US	426	433	(1.6)	(1.6)	—
Intl	707	686	3.1	6.8	(3.7)
WW	1,133	1,119	1.3	3.6	(2.3)

CONTACT LENSES / OTHER
US	289	290	(0.3)	(0.3)	—
Intl	527	510	3.3	7.2	(3.9)
WW	816	800	2.0	4.5	(2.5)
SURGICAL
US	137	143	(4.2)	(4.2)	—
Intl	180	176	2.3	5.3	(3.0)
WW	317	319	(0.6)	1.1	(1.7)

TOTAL MEDICAL DEVICES
US	3,214	3,314	(3.0)	(3.0)	—
Intl	3,454	3,660	(5.6)	(1.4)	(4.2)
WW	$6,668	6,974	(4.4)%	(2.2)%	(2.2)%

See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)
	TWELVE MONTHS
			% Change
	2018	2017	Reported	Operational (1)	Currency
CONSUMER SEGMENT (2)

BABY CARE
US	$422	449	(6.0)%	(6.0)%	—%
Intl	1,436	1,467	(2.1)	0.8	(2.9)
WW	1,858	1,916	(3.0)	(0.8)	(2.2)

BEAUTY
US	2,403	2,335	2.9	2.9	—
Intl	1,979	1,865	6.1	6.2	(0.1)
WW	4,382	4,200	4.3	4.4	(0.1)

ORAL CARE
US	637	616	3.4	3.4	—
Intl	918	915	0.3	0.5	(0.2)
WW	1,555	1,531	1.6	1.7	(0.1)

OTC
US	1,850	1,716	7.8	7.8	—
Intl	2,484	2,410	3.1	2.1	1.0
WW	4,334	4,126	5.0	4.4	0.6

WOMEN'S HEALTH
US	13	12	8.3	8.3	—
Intl	1,036	1,038	(0.2)	3.5	(3.7)
WW	1,049	1,050	(0.1)	3.5	(3.6)

WOUND CARE / OTHER
US	436	437	(0.2)	(0.2)	—
Intl	239	342	(30.1)	(30.2)	0.1
WW	675	779	(13.4)	(13.5)	0.1

TOTAL CONSUMER
US	5,761	5,565	3.5	3.5	—
Intl	8,092	8,037	0.7	1.4	(0.7)
WW	$13,853	13,602	1.8%	2.2%	(0.4)%

See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)

	TWELVE MONTHS
			% Change
	2018	2017	Reported	Operational (1)	Currency
PHARMACEUTICAL SEGMENT (2) (5)

IMMUNOLOGY
US	$9,073	8,871	2.3%	2.3%	—%
Intl	4,047	3,373	20.0	18.9	1.1
WW	13,120	12,244	7.2	6.9	0.3
REMICADE
US	3,664	4,525	(19.0)	(19.0)	—
US Exports (3)	436	563	(22.6)	(22.6)	—
Intl	1,226	1,227	(0.1)	0.5	(0.6)
WW	5,326	6,315	(15.7)	(15.6)	(0.1)
SIMPONI / SIMPONI ARIA
US	1,051	954	10.2	10.2	—
Intl	1,033	879	17.5	16.7	0.8
WW	2,084	1,833	13.7	13.3	0.4
STELARA
US	3,469	2,767	25.4	25.4	—
Intl	1,687	1,244	35.6	32.7	2.9
WW	5,156	4,011	28.5	27.6	0.9
TREMFYA
US	453	62	*	*	—
Intl	91	1	*	*	*
WW	544	63	*	*	*
OTHER IMMUNOLOGY (5)
US	—	—	—	—	—
Intl	10	22	(54.5)	(54.0)	(0.5)
WW	10	22	(54.5)	(54.0)	(0.5)

INFECTIOUS DISEASES
US	1,378	1,358	1.5	1.5	—
Intl	1,926	1,796	7.2	5.4	1.8
WW	3,304	3,154	4.8	3.8	1.0
EDURANT / rilpivirine
US	58	58	0.0	0.0	—
Intl	758	656	15.5	11.1	4.4
WW	816	714	14.3	10.3	4.0
PREZISTA / PREZCOBIX / REZOLSTA / SYMTUZA
US	1,169	1,109	5.4	5.4	—
Intl	786	712	10.4	9.5	0.9
WW	1,955	1,821	7.4	7.0	0.4
OTHER INFECTIOUS DISEASES
US	151	191	(20.9)	(20.9)	—
Intl	382	428	(10.7)	(10.1)	(0.6)
WW	533	619	(13.9)	(13.5)	(0.4)

See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)

	TWELVE MONTHS
			% Change
	2018	2017	Reported	Operational (1)	Currency
PHARMACEUTICAL SEGMENT (2) (5) (Continued)

NEUROSCIENCE
US	$2,574	2,630	(2.1)%	(2.1)%	—%
Intl	3,503	3,356	4.4	3.3	1.1
WW	6,077	5,986	1.5	0.9	0.6
CONCERTA / methylphenidate
US	229	384	(40.4)	(40.4)	—
Intl	434	407	6.6	6.7	(0.1)
WW	663	791	(16.2)	(16.2)	0.0
INVEGA SUSTENNA / XEPLION / INVEGA
TRINZA / TREVICTA
US	1,791	1,590	12.6	12.6	—
Intl	1,137	979	16.1	13.7	2.4
WW	2,928	2,569	14.0	13.1	0.9
RISPERDAL CONSTA
US	315	360	(12.5)	(12.5)	—
Intl	422	445	(5.2)	(6.4)	1.2
WW	737	805	(8.4)	(9.1)	0.7
OTHER NEUROSCIENCE
US	239	296	(19.3)	(19.3)	—
Intl	1,510	1,525	(1.0)	(1.6)	0.6
WW	1,749	1,821	(4.0)	(4.5)	0.5

ONCOLOGY
US	4,331	3,098	39.8	39.8	—
Intl	5,513	4,160	32.5	30.4	2.1
WW	9,844	7,258	35.6	34.4	1.2
DARZALEX
US	1,203	884	36.1	36.1	—
Intl	822	358	*	*	*
WW	2,025	1,242	63.0	62.4	0.6
IMBRUVICA
US	1,129	841	34.2	34.2	—
Intl	1,486	1,052	41.3	39.9	1.4
WW	2,615	1,893	38.1	37.3	0.8
VELCADE
US	—	—	—	—	—
Intl	1,116	1,114	0.2	(2.0)	2.2
WW	1,116	1,114	0.2	(2.0)	2.2
ZYTIGA / abiraterone acetate
US	1,771	1,228	44.2	44.2	—
Intl	1,727	1,277	35.2	32.2	3.0
WW	3,498	2,505	39.6	38.1	1.5
OTHER ONCOLOGY
US	228	145	57.2	57.2	—
Intl	362	359	0.8	(0.2)	1.0
WW	590	504	17.1	16.4	0.7
See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)
	TWELVE MONTHS
			% Change
	2018	2017	Reported	Operational (1)	Currency
PHARMACEUTICAL SEGMENT (2) (5) (Continued)

PULMONARY HYPERTENSION (4)
US	$1,651	773	*	*	—
Intl	922	554	66.4	64.2	2.2
WW	2,573	1,327	93.9	93.0	0.9
OPSUMIT
US	700	320	*	*	—
Intl	515	253	*	*	*
WW	1,215	573	*	*	*
TRACLEER
US	268	161	66.5	66.5	—
Intl	278	242	14.9	13.2	1.7
WW	546	403	35.5	34.5	1.0
UPTRAVI
US	598	238	*	*	—
Intl	65	25	*	*	*
WW	663	263	*	*	*
OTHER
US	85	54	57.4	57.4	—
Intl	64	34	88.2	89.1	(0.9)
WW	149	88	69.3	69.6	(0.3)

See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)
	TWELVE MONTHS
			% Change
	2018	2017	Reported	Operational (1)	Currency
PHARMACEUTICAL SEGMENT (2) (5) (Continued)

CARDIOVASCULAR / METABOLISM / OTHER
US	$4,279	4,744	(9.8)%	(9.8)%	—%
Intl	1,537	1,543	(0.4)	(1.2)	0.8
WW	5,816	6,287	(7.5)	(7.7)	0.2
XARELTO
US	2,477	2,500	(0.9)	(0.9)	—
Intl	—	—	—	—	—
WW	2,477	2,500	(0.9)	(0.9)	—
INVOKANA / INVOKAMET
US	711	944	(24.7)	(24.7)	—
Intl	170	167	1.8	1.3	0.5
WW	881	1,111	(20.7)	(20.8)	0.1
PROCRIT / EPREX
US	674	675	(0.1)	(0.1)	—
Intl	314	297	5.7	3.7	2.0
WW	988	972	1.6	1.0	0.6
OTHER
US	417	625	(33.3)	(33.3)	—
Intl	1,053	1,079	(2.4)	(3.0)	0.6
WW	1,470	1,704	(13.7)	(14.1)	0.4

TOTAL PHARMACEUTICAL
US	23,286	21,474	8.4	8.4	—
Intl	17,448	14,782	18.0	16.5	1.5
WW	$40,734	36,256	12.4%	11.8%	0.6%

See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)

	TWELVE MONTHS
			% Change
	2018	2017	Reported	Operational (1)	Currency
MEDICAL DEVICES SEGMENT (2) (5)

DIABETES CARE (6)
US	$371	612	(39.4)%	(39.4)%	—%
Intl	638	1,003	(36.4)	(36.8)	0.4
WW	1,009	1,615	(37.5)	(37.7)	0.2

DIAGNOSTICS
US	—	—	—	—	—
Intl	—	1	*	*	*
WW	—	1	*	*	*

INTERVENTIONAL SOLUTIONS
US	1,283	1,148	11.8	11.8	—
Intl	1,363	1,148	18.7	16.5	2.2
WW	2,646	2,296	15.2	14.1	1.1

ORTHOPAEDICS
US	5,281	5,404	(2.3)	(2.3)	—
Intl	3,604	3,654	(1.4)	(2.9)	1.5
WW	8,885	9,058	(1.9)	(2.5)	0.6

HIPS
US	841	827	1.7	1.7	—
Intl	577	567	1.8	0.5	1.3
WW	1,418	1,394	1.7	1.2	0.5

KNEES
US	911	948	(3.9)	(3.9)	—
Intl	591	575	2.8	1.5	1.3
WW	1,502	1,523	(1.4)	(1.9)	0.5

TRAUMA
US	1,599	1,576	1.5	1.5	—
Intl	1,100	1,040	5.8	4.2	1.6
WW	2,699	2,616	3.2	2.5	0.7

SPINE & OTHER
US	1,930	2,053	(6.0)	(6.0)	—
Intl	1,336	1,472	(9.2)	(10.7)	1.5
WW	3,266	3,525	(7.3)	(7.9)	0.6

See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)

	TWELVE MONTHS
			% Change
	2018	2017	Reported	Operational (1)	Currency
MEDICAL DEVICES SEGMENT (2) (5) (Continued)

SURGERY
US	$4,125	4,085	1.0%	1.0%	—%
Intl	5,776	5,474	5.5	5.1	0.4
WW	9,901	9,559	3.6	3.4	0.2

ADVANCED
US	1,657	1,620	2.3	2.3	—
Intl	2,345	2,136	9.8	9.1	0.7
WW	4,002	3,756	6.5	6.1	0.4

GENERAL
US	1,751	1,728	1.3	1.3	—
Intl	2,806	2,735	2.6	2.2	0.4
WW	4,557	4,463	2.1	1.8	0.3

SPECIALTY
US	717	737	(2.7)	(2.7)	—
Intl	625	603	3.6	4.2	(0.6)
WW	1,342	1,340	0.1	0.4	(0.3)

VISION
US	1,777	1,575	12.8	12.8	—
Intl	2,776	2,488	11.6	11.0	0.6
WW	4,553	4,063	12.1	11.8	0.3

CONTACT LENSES / OTHER
US	1,237	1,122	10.2	10.2	—
Intl	2,065	1,914	7.9	7.4	0.5
WW	3,302	3,036	8.8	8.5	0.3
SURGICAL
US	540	453	19.2	19.2	—
Intl	711	574	23.9	23.1	0.8
WW	1,251	1,027	21.8	21.4	0.4

TOTAL MEDICAL DEVICES
US	12,837	12,824	0.1	0.1	—
Intl	14,157	13,768	2.8	1.9	0.9
WW	$26,994	26,592	1.5%	1.1%	0.4%

* Percentage greater than 100% or not meaningful
(1) Operational growth excludes the effect of translational currency
(2) Unaudited
(3) Reported as U.S. sales
(4) Products acquired from Actelion acquisition on June 16, 2017
(5) Prior year amounts have been reclassified to conform to current year product disclosure
(6) Reflects LifeScan divestiture October 2, 2018
See supplemental schedule

Johnson & Johnson
Pharmaceutical Supplemental Schedule
(Dollars in Millions)

	2017	2018
	Full Year	Q1	Q2	Q3	Q4
PHARMACEUTICAL SEGMENT (1) (2)
TREMFYA
US	$62	66	102	143	142
Intl	1	6	24	28	33
WW	63	72	126	171	175

OTHER
US	—	—	—	—	—
Intl	22	2	3	2	3
WW	$22	2	3	2	3

(1) Unaudited
(2) Prior year amounts have been reclassified to conform to current year product disclosure